THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a flexible premium variable universal life insurance Contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate premiums based on your designation to one or more subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the fixed account. The assets of each subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management, LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by T. Rowe Price International, Inc. and
Mercator Asset Management, LP)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management
and Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2006.

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CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this Prospectus that defines certain words and phrases used in this Prospectus.

Contract Benefits

The Contract is a flexible premium variable universal life insurance Contract. The variable universal life Contract is built around its cash value. Cash value changes every business day based upon the investment experience of the Portfolios underlying the subaccounts or the amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the Contract decrease cash value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

We pay a Death Benefit to the beneficiary upon receipt at our Service Center of due proof of death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit Option. Under this option, the Death Benefit is the greater of the specified amount or the death benefit factor multiplied by cash value. The death benefit factor depends on the Insured’s age at the date of death. The Death Benefit for this option generally remains level.

Variable Death Benefit Option. Under this option, the Death Benefit is the greater of the specified amount plus cash value, or the death benefit factor (which depends on the Insured’s age at the date of death) multiplied by cash value. The Death Benefit will vary over time.

Death Benefit Guarantee

A Death Benefit Guarantee is available until the Insured reaches age 65 or 10 years from the Contract issue date, whichever is later, provided that you make timely payment of the required minimum premium amounts. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the cash value is insufficient to pay the current monthly deductions.

Access to Cash Value

Transfers. You may transfer cash value among the subaccounts and the fixed account. You will not be charged for the first 12 transfers in a Contract year. We will charge $25 for each additional transfer during a Contract year. The amount transferred to any subaccount or to the fixed account must be at least $50.

Loans. You may borrow up to 92% (in most states) of the surrender value of your Contract. The surrender value is the cash value of your Contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15th Contract Anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the fixed account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

Partial Withdrawals. You may make a written request to withdraw part of your cash value. We deduct a $25 charge from the cash value for each partial withdrawal after the first one in any Contract year. Partial withdrawals may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may make a written request to surrender this Contract. A surrender may have tax consequences.

CONTRACT BENEFITS/RISKS SUMMARY

Premiums

Flexibility of Premiums. You may pay additional premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. In most cases you may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the beneficiary, naming a successor owner, changing the specified amount of the Contract, and assigning the Contract.

Investment Options. The Variable Account is an investment account separate from the fixed account. You may direct the money in your Contract to any of the following subaccounts of the Variable Account:

Thrivent Aggressive Allocation Subaccount

Thrivent Moderately Aggressive Allocation Subaccount

Thrivent Moderate Allocation Subaccount

Thrivent Moderately Conservative Allocation Subaccount

Thrivent Technology Subaccount

Thrivent Partner Small Cap Growth Subaccount

Thrivent Partner Small Cap Value Subaccount

Thrivent Small Cap Stock Subaccount

Thrivent Small Cap Index Subaccount

Thrivent Mid Cap Growth Subaccount

Thrivent Mid Cap Growth Subaccount II

Thrivent Partner Mid Cap Value Subaccount

Thrivent Mid Cap Stock Subaccount

Thrivent Mid Cap Index Subaccount

Thrivent Partner International Stock Subaccount

Thrivent Partner All Cap Subaccount

Thrivent Large Cap Growth Subaccount

Thrivent Large Cap Growth Subaccount II

Thrivent Partner Growth Stock Subaccount

Thrivent Large Cap Value Subaccount

Thrivent Large Cap Stock Subaccount

Thrivent Large Cap Index Subaccount

Thrivent Real Estate Securities Subaccount

Thrivent Balanced Subaccount

Thrivent High Yield Subaccount

Thrivent High Yield Subaccount II

Thrivent Income Subaccount

Thrivent Bond Index Subaccount

Thrivent Limited Maturity Bond Subaccount

Thrivent Mortgage Securities Subaccount

Thrivent Money Market Subaccount

Each subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the subaccounts invest. There is no guaranteed minimum subaccount cash value.

Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the fixed account securing a loan. The fixed account is part of our general account.

Cash Value. Cash value is the sum of your amounts in the subaccounts and the fixed account. Cash value varies from day to day, depending on the investment performance of the subaccounts you choose, interest we credit to the fixed account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

Settlement Options. There are several ways of receiving proceeds under the Death Benefit, surrender, and

CONTRACT BENEFITS/RISKS SUMMARY

maturity provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $1,000.

Maturity Benefit. If the Insured is still living on the maturity date shown on page 3A of the Contract, the Contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term savings vehicle. If you invest your cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value will decrease. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the fixed account, then we credit your cash value (in the fixed account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If the Death Benefit Guarantee is not in effect and your monthly charges exceed your surrender value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract. Assuming that a Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of cash value until there is a distribution from the Contract. Moreover, Death Benefits payable under the Contract should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Federal Tax Matters.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

CONTRACT BENEFITS/RISKS SUMMARY

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 Contract years after the Contract date and for 10 years after each increase in specified amount. It is possible that you will receive no surrender value if you surrender your Contract in the first few Contract years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.

You should not purchase the Contract if you intend to surrender all or part of the cash value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse (terminate without value). This is because surrender charges affect the surrender value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse, above.

A partial withdrawal will reduce cash value, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level death benefit option, a partial withdrawal also will reduce the specified amount of the Contract.

A surrender or partial withdrawal may have tax consequences. See Federal Tax Matters.

Loan Risks

A Contract loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and/or fixed account as collateral. This loan collateral does not participate in the investment performance of the subaccounts or receive any higher current interest rate than the rate credited to the fixed account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Contract may lapse (terminate without value) if your indebtedness reduces the surrender value to zero.

A loan will reduce your surrender value as well as your Death Benefit. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract. If the amount of a charge varies depending on the owner’s or the insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you pay premiums, surrender the Contract, or transfer cash value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Deducted	Amount Deducted (Annualized)

Premium Expense Charge	Upon receipt of each premium paid	3% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable

Surrender Charge[2] under the base Contract
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the specified amount during the first 10 Contract years	During the first Contract year, $1.16 to $34.79 per $1,000 of specified amount

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount of $150,000, in the first Contract year	Upon surrender, lapse or decrease in the specified amount during the first 10 Contract years	$12.66 per $1,000 of specified amount

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.

2 The surrender charge remains level for the first three years of the Contract (or during the first three years following an increase in specified amount), and then decreases each Contract year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in specified amount). Surrender charges depend on the insured’s Issue Age, gender (in most states), specified amount, risk class and duration of the Contract. The surrender charges shown in the table may not be typical of the charges you will pay. Your Contract’s declarations page will indicate the surrender charges applicable to your Contract, and more detailed information concerning your surrender charges is available on request from our Service Center at (800) 847-4836.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Following an increase in Specified Amount:
Minimum and Maximum Charge	Upon surrender, lapse or decrease in the specified amount during the first 10 years following an increase in specified amount.	During the first year following the increase in specified amount, $1.12 to $30.28 per $1,000 of the increase in specified amount

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount increase of $100,000, in the first year following an increase in specified amount	Upon surrender, lapse or decrease in the specified amount during the first 10 years following an increase in specified amount.	$12.70 per $1,000 of the increase in specified amount

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio company fees and expenses.

Periodic Charges Other Than Portfolio Company Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Withdrawal Fees	Upon partial withdrawal[3]	$25 per withdrawal

Transfer Fees	Upon transfer[4]	$25 per transfer

Contract Change Fees	Upon each change made to the Contract.	$25 per change

3 We do not assess a withdrawal charge for the first partial withdrawal taken each Contract year.

4 We do not assess a transfer charge for the first twelve transfers made each Contract year.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance:[5]
Minimum and Maximum Charge	Monthly	$0.67 to $996.73 per $1,000 of amount at risk[6] per month

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount of $150,000 in the first Contract year	Monthly	$2.37 per $1,000 of amount at risk

Maximum Mortality and Expense Risk Fees	Monthly	During the first 15 Contract years, 0.90% of the total subaccount cash value After the 15th Contract year, 0.40% of the total subaccount cash value

Administrative Charges	Monthly	$48 annual rate

Issue Expense Charge[7] under the base Contract:
Minimum and Maximum Charge	Monthly for 36 months after Issue Date.	$0.01 to $6.93 per $1,000 of specified amount

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount of $150,000, in the first Contract year	Monthly for 36 months after Issue Date.	$1.32 per $1,000 of specified amount

5 Cost of insurance charges depend on the insured’s Issue Age, gender (in most states), amount at risk, specified amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. A Contract that was issued with a substandard rating classification will be charged a multiple of the cost of insurance charge based on the classification in the Contract. Your Contract’s declarations page will indicate the cost of insurance charges applicable to your Contract, and more detailed information concerning your cost of insurance charges is available on request from our Service Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the insured’s age, gender, risk class, Death Benefit Option chosen, specified amount and riders requested.

6 The amount at risk is equal to the Death Benefit on the date the charge is deducted minus the cash value on the date the charge is deducted.

7 The issue expense charge depends on the insured’s Issue Age, gender (in most states), specified amount, and risk class. The issue expense charge shown in the table may not be representative of the charge you will pay. Your Contract’s declarations page will indicate the issue expense charge applicable to your Contract, and more detailed information concerning your issue expense charge is available on request from our Service Center at (800) 847-4836.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Following an increase in Specified Amount:
Minimum and Maximum Charge	On the date of an increase in specified amount and monthly thereafter for 36 months.	$0.01 to $6.72 per $1,000 of the increase in specified amount.

Charge for a male insured, Issue Age 40, in the standard nonsmoker risk class with a specified amount increase of $100,000, in the first year following an increase in specified amount	On the date of an increase in specified amount and monthly thereafter for 36 months.	$1.80 per $1,000 of the increase in specified amount

Loan Interest	On the date a loan is taken and monthly thereafter	8% until the 15th Contract Anniversary, and 7.25% thereafter

Additional Benefit or Rider Charge[8]
Accidental Death Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s Attained Age 70	$0.43 to $1.44 per $1,000 of rider coverage amount

Charge for an insured, Issue Age 30, in the standard nonsmoker risk class with a specified amount/rider coverage amount of $100,000	On the rider issue date and monthly thereafter until the Insured’s Attained Age 70	$0.43 per $1,000 of rider coverage amount

8 Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed Purchase Option Rider, and Applicant Waiver Rider may vary based on the Insured’s Attained Age or Issue Age, gender, risk class, specified amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract’s declarations page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available on request from our Service Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, Death Benefit Option chosen, specified amount and riders requested.

FEE TABLES

Periodic Charges Other Than Portfolio Company Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s Attained Age 65	$0.08 to $22.60 per $1,000 of rider coverage amount

Charge for a male insured, Issue Age 30, in the standard nonsmoker risk class, in the first Contract year following the rider issue date	On the rider issue date and monthly thereafter until the Insured’s Attained Age 65	$0.10 per $1,000 of rider coverage amount
Guaranteed Purchase Option Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s Attained Age 40	$0.42 to $1.90 per $1,000 of rider coverage amount

Charge for an insured, Issue Age 25	On the rider issue date and monthly thereafter until the Insured’s Attained Age 40	$0.88 per $1,000 of rider coverage amount
Applicant Waiver Rider
Minimum and Maximum Charge	On the rider issue date and monthly thereafter until the Insured’s Attained Age 21	$0.15 to $1.32 per $1,000 of amount at risk

Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class.	On the rider issue date and monthly thereafter until the Insured’s Attained Age 21	$0.17 per $1,000 of amount at risk

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each Portfolio is contained in the Fund prospectus.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses[9]
(expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.22%	1.50%

9 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.10% to 1.24%. The reimbursements may be discontinued at any time.

THE CONTRACT

Adult and Juvenile Contracts

We issued adult Contracts to applicants who were age 16 or older. We issued juvenile Contracts when the proposed Insured was younger than age 16.

For the juvenile Contract, a juvenile is named as the Insured and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Insured will take place at the first Contract Anniversary date on or following the earliest of:

♦	the Insured’s 21st birthday;

♦	the Insured’s 16th birthday after the adult controller transfers control to the Insured in writing; or

♦	the death of the adult controller on or after the Insured’s 16th birthday.

If the person who has control of the Contract dies before the Insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Insured will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Ownership Rights

Generally, the Contract belongs to the owner named in the application. While the Insured is living, the owner may exercise all of the rights and options described in the Contract. The owner is the Insured unless the application specifies another person as the Insured, or the owner is changed thereafter. If the owner is not the Insured and dies after the Insured, ownership of the Contract will pass to the owner’s estate, unless a successor owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract. If the Contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan and loan interest will be paid to you.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders are the controlling documents. If you would like to review a copy of the Contract and riders, contact our Service Center. Contracts may not be available in all states.

PREMIUMS

We will deduct a 3% premium expense charge for sales expenses from the premium.

Flexible Premiums

This Contract is a flexible premium Contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. Generally you may make changes in frequency and payment amounts at anytime with adequate notice.

We recommend that you pay at least the Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will have enough cash value to pay the monthly deductions during any period of adverse investment returns. See Death Benefit Guarantee. Often when a member decides to purchase a new Contract they will pay a large initial premium to fund the Contract. However, in certain circumstances, a too-large premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial associate.

Net Premiums & Premium Allocation

You may allocate your premium to any subaccount of the Variable Account and/or the fixed account. You may allocate premiums to no more than 15 different subaccounts. You may change your allocation percentages at any time. We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “net premium.” Net premiums are the amounts we use to direct to the various subaccounts and/or fixed account according to your allocation instructions.

We allocate net premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application.

If we receive your premium before the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See Glossary for definition of “valuation date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any accumulation units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

♦	limit any increase in planned periodic premiums;

♦	limit the number and amount of payments in addition to planned periodic payments; and

PREMIUMS

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the Contract which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Electronic Payment Program

One of our electronic payment programs allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, when the date selected falls on a date that is not a Valuation Date, such as a holiday or weekend, the premium will be allocated as of the next Valuation Date. To set up the electronic payment program you may complete the appropriate Thrivent Financial form.

CONTRACT VALUES

Cash Value

The cash value of your Contract is equal to the sum of the cash values in the Contract’s subaccount(s) and fixed account. The cash value of your Contract, at any one time, is determined by: multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value; adding together the resulting values of each subaccount; and adding any cash value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the fixed account.

Over the life of your Contract, many factors determine its cash value. They include:

♦	premiums paid;

♦	the investment experience of the subaccounts;

♦	interest credited to the fixed account;

♦	loans taken and loan repayments;

♦	partial withdrawals taken; and

♦	charges and deductions taken.

Because a Contract’s cash value is based on the variables listed above, it cannot be predetermined. Cash value in the subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The owner will bear all such risk.

CONTRACT VALUES

The cash value of the Contract changes daily. The value of the fixed account is guaranteed as to principal and interest at 4% subject to the Contract charges and deductions. There is no guaranteed minimum cash value for any subaccount.

Fixed Account Cash Value

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See your Contract for further detail.

Variable Account Cash Value

Number of Accumulation Units

The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

♦	net premiums are allocated to the subaccount; or

♦	cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

♦	cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers;

♦	partial withdrawals and partial withdrawal charges are taken from the subaccount;

♦	monthly deductions or transfer charges are taken from the subaccount;

♦	a charge for a Death Benefit Option change is allocated to the subaccount;

♦	a charge for a Contract change is allocated to the subaccount; or

♦	surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next. At the end of each valuation period, the accumulation unit value for a subaccount is equal to (a) multiplied by (b) where:

(a)	Is the accumulation unit value for that subaccount at the end of the prior valuation period.

(b)	Is the net investment factor for that subaccount for that period.

Net Investment Factor

The net investment factor for a subaccount measures investment performance of that subaccount. The net investment factor for a subaccount for a valuation period is determined by dividing (a) by (b) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the subaccount at the end of the valuation period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the valuation period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

CONTRACT VALUES

(iv)	Is the net asset value per share of the corresponding Portfolio of the subaccount at the end of the prior valuation period.

Surrender Value

The surrender value is the total amount you may withdraw from the Contract. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the Portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the Contract, the current accumulation unit values, subaccount cash value, fixed account cash value, the total cash value and the surrender value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the Death Benefit it provides in the event of the Insured’s death. The Death Benefit is the amount payable upon the death of the Insured. At the time of purchase, you chose between two Death Benefit Options: the level death benefit option or the variable death benefit option. We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the Death Benefit.

Level Death Benefit Option

As the name suggests, the Death Benefit for this option remains level, but in limited situations will vary. Under this option, the Death Benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If you keep your Contract in force for several years and your cash value continues to increase, your Death Benefit may be increased by a death benefit factor. This factor helps to ensure that your Death Benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. Your Contract includes a table of the death benefit factors.

You should consider the level death benefit option if: you do not expect your insurance needs to generally increase; or you wish to minimize your insurance costs.

In general, the level death benefit option provides greater growth in cash value than the variable death benefit option. By choosing the level death benefit option, any increases in cash value reduce the actual amount of insurance at risk and lower your cost of insurance.

Variable Death Benefit Option

The variable death benefit option provides a Death Benefit that varies over time. Under this option, the Death Benefit will be the greater of the specified amount plus cash value, or the death benefit factor (described above) multiplied by cash value. The Death Benefit fluctuates correspondingly with your cash value.

You should consider the variable death benefit option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing Death Benefit.

In general, the variable option provides a greater Death Benefit than the level option.

DEATH BENEFITS

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time. If we approve the change: (i), we will increase or decrease the specified amount so your Death Benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the Contract charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. We will not allow the change if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your Death Benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your specified amount.

If you change your Contract from a level to a variable death benefit during the first ten years, this may result in the assessment of a surrender charge. The specified amount decreases so your Death Benefit immediately after the change will be the same as immediately before the change. Additionally, we reserve the right to charge a $25 change fee against your cash value for each Death Benefit Option change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Specified Amount

You selected the specified amount when you applied for the Contract. You may change the specified amount by written request. We may require that you return your Contract to make the change. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the specified amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount

Subject to our underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the Contract Anniversary following the Insured’s 80th birthday.

Requirements for increasing your specified amount are:

♦	you must provide proof of insurability for the increase;

♦	increases must be at least $10,000; and you must provide proof of insurable interest, if you are not the Insured.

When we approve an increase in your specified amount, it is effective as of the date shown on your Contract amendment.

Increases in your specified amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the Insured’s gender and age as of the last Contract Anniversary. This charge will apply for the number of months shown on your amended Contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. We show these new charges on the amended Contract specification page of your Contract.

Sometimes an increase in the specified amount, along with other factors, may cause a Contract to be classified as a Modified Endowment Contract and could have

DEATH BENEFITS

potentially negative tax consequences. Please consult your tax advisor before making any such increases. See Modified Endowment Contract.

Decreasing Your Specified Amount

On or after your first Contract Anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are:

♦	the specified amount remaining in effect cannot be less than $10,000; and

♦	premiums or cash value must be in compliance with Internal Revenue Code’s limits.

The decrease will become effective as of the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

We subtract a surrender charge from the cash value if a surrender charge is in effect for that part of the specified amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your Contract.

A decrease in your specified amount may cause your Contract to be classified as a modified endowment contract and could have other tax consequences. Please consult your tax advisor before decreasing your specified amount. See Federal Tax Matters.

Death Claims

In the event of the death of the Insured, we must receive written notice of death at our Service Center. Notice should include the Insured’s name and Contract number. Your Thrivent Financial associate may assist you in making such a claim.

Once we receive your written notice, we will send a claim form to the beneficiary. The beneficiary must complete the claim form and send it to our Service Center in Appleton with a certified copy of the death certificate. We will begin processing the claim as soon as we receive these items in good order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract owner and the Insured, your beneficiary may choose a settlement option at the time of making a claim for Death Benefits, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that we will apply to a settlement option is $1,000. Once the beneficiary chooses a settlement option, we will issue a Contract for that settlement option. In the settlement option Contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the commuted value of any remaining payments at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a specified amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds.

DEATH BENEFITS

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in your Contract reflecting the guaranteed payments we would make. You may withdraw the commuted value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in your Contract reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the commuted value of any remaining payments at any time.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the annuitant’s death. The annuitant is the person receiving the income and upon whose life such payments are determined. We make payments to the annuitant at regular intervals during the annuitant’s life. Upon choosing this option, the annuitant also selects a guaranteed period of 10 or 20 years, or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the annuitant receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the annuitant takes is that he or she may die early into the Contract. The Contract would terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment Contract. We show representative guaranteed payments in the settlement option Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two annuitants. The amount of payments are determined based on the lives of both of the annuitants. The payees may choose a guaranteed payment period of 10 or 20 years, or may select no guaranteed payment period at all. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the Contract terminates.

DEATH BENEFITS

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment Contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option Contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The Death Benefit Guarantee ensures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect by covering the monthly deduction amount. We show your particular Death Benefit Guarantee Premium in your Contract. Your Death Benefit Guarantee Premium is equal to:

♦	a factor based on age, gender, and risk class, multiplied by your specified amount, then the resulting amount is divided by 1,000;

♦	plus the monthly administrative charge of $4;

♦	plus the required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

♦	the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium multiplied by the number of months since the Contract issue date, plus any outstanding loan balance; and

♦	the Insured’s age is less than 65 or the Contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee Premium. If you do not pay the required premium, the Death Benefit Guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your specified amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium is required from the first monthly deduction date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the Contract will be funded by your cash value. The Contract will remain in force until your cash value is not large enough to pay monthly deductions or your Contract reaches its maturity date. See Contract Lapse and Reinstatement.

In some states, the Death Benefit Guarantee is not available for certain risk classes.

PARTIAL WITHDRAWALS AND SURRENDERS

To completely surrender your Contract and receive your surrender value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our Service Center. The surrender or partial withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Thrivent Financial associate or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders.

Generally you must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to a location other than the one listed on your account; or

♦	Make the proceeds payable to someone other than the current owner(s).

Partial Withdrawals

Partial withdrawals offer you a way to access your cash value. You may withdraw part of your surrender value upon written request. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. We do not require a minimum amount to be withdrawn. Withdrawals are implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to: the ratio that the Contract’s cash value in the subaccount or fixed account bears to the total cash value of the Contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any Contract year. An amount withdrawn may not be repaid.

For a Contract with the Level Death Benefit Option:

A partial withdrawal will reduce your cash value, specified amount, Death Benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the Death Benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the Death Benefit will be equal to the amount of the partial withdrawal. If the Death Benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the Death Benefit and the specified amount, and (b) the new Death Benefit will be based on the Death Benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the specified amount below this amount.

For a Contract with the Variable Death Benefit Option:

A partial withdrawal will reduce the cash value, Death Benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial withdrawal will not reduce the specified amount.

A partial withdrawal may have tax consequences. See Federal Tax Matters. It is important to note that if the specified amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Modified Endowment Contract.

Surrender

You may surrender this Contract for its surrender value by sending a written request to our Service Center. If you surrender your Contract, you will receive the cash value less any surrender charge and outstanding loan balance.

PARTIAL WITHDRAWALS AND SURRENDERS

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract owners.

We also may postpone any transfer from the fixed account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the fixed account for not more than 6 months from the day we receive your written request and, if required, your Contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or Death Benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to our Service Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

You may make twelve transfers per Contract year from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract

TRANSFERS

owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

WRITTEN AND TELEPHONE REQUESTS

Written Requests

You may exercise any of the following privileges by sending written request (and payment and/or evidence of insurability, if applicable):

♦	billing change;

♦	change in Death Benefit Option;

♦	increase/decrease in specified amount;

♦	partial withdrawal;

♦	surrender;

♦	reinstatement;

♦	transfers;

♦	dropping/adding an additional benefit;

♦	loan;

♦	filing a death claim;

♦	selecting/changing a settlement option;

♦	change in allocation instructions;

♦	loan repayment; and

♦	beneficiary change(s).

Most written requests must be made on certain approved forms. Please contact us at our Service Center to receive any form you may need to satisfy your request. Written requests must be sent to the Service Center.

WRITTEN AND TELEPHONE REQUESTS

Telephone Transactions

If we have received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium allocation changes, loans and certain other transactions.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner’s name.

If several persons seek to effect telephone instructions at or about the same time, in the event of a disaster, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions.

We do not currently offer Internet transactions capability to Contract owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or earlier to correspond with an early closing of the NYSE) on a valuation date will use the Contract’s cash value as of the close of business on that valuation date. We will process requests received after that time using the Contract’s cash value as of the close of business of the following valuation date.

Once we issue your Contract, we will process payment of any amount due from any subaccount within seven calendar days after we receive your written request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

LOANS

While the Insured is living and your Contract is in force, you may, by written request, use your cash value as security to borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th Contract Anniversary. Thereafter the rate will drop to a maximum 7.25% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the Contract’s cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the subaccounts to the fixed account as security for the loan.

LOANS

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the Contract’s 15th Anniversary and 3.25% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7.25 % after 15th anniversary.)

While your Contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. All loan payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment that is allocated to the subaccounts and transplanted from the fixed account. Repayments will be allocated according to your premium investment allocation. Total cash value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your Death Benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Benefit, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly charges are greater than your surrender value,

♦	your Death Benefit Guarantee is not in effect, and

♦	payment sufficient to cover the next two monthly deductions is not received within 61 days (in most states) of notification of the cash value deficiency.

If this cash value deficiency occurs, the only right remaining is the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed. However, reinstatement cannot occur if the Contract was surrendered. To reinstate your Contract you must submit proper evidence of insurability and pay a premium equal to:

♦	the reinstated loan amount; plus

♦	any surrender charge at the time of reinstatement; plus

♦	the first two monthly deduction amounts after reinstatement; less

♦	the cash value at termination; less

♦	any surrender charge credited back at reinstatement; plus

CONTRACT LAPSE AND REINSTATEMENT

♦	the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial for Lutherans

We are a fraternal benefit society owned by and operated for our members. We are a not-for-profit, non-stock, membership organization, organized in 1902 under the laws of the State of Wisconsin. We are currently licensed to transact life insurance business in all 50 states and the District of Columbia. We are obligated to pay all amounts promised to Contract owners under the Contracts.

The Variable Account

The Variable Account is a separate account of ours. We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each subaccount of the Variable Account are credited to or charged against that subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums and transfer the accumulated value to one or more subaccounts of the Variable Account. We invest the assets of each subaccount in a corresponding Portfolio of the Fund. Below is a summary of each Portfolio’s investment objective. There is no assurance that any of the Portfolios will achieve their stated objective. For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

Portfolio	Investment Objective
Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II	To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

You should periodically evaluate your allocation among the subaccounts in light of current market conditions and the investment risks associated with investing in the Fund’s various Portfolios. A full description of the Portfolios, their investment objectives, policies and restrictions, expenses, risks associated with investing in the Fund’s Portfolios and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract owners and to determine what action, if any, should be

INVESTMENT OPTIONS

taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in Federal income tax law;

♦	Changes in the investment management of the Fund;

♦	Differences in voting instructions between those given by the Contract owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one subaccount to another subaccount, the fixed account, or a fixed period allocation as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc. and Mercator Asset Management LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Fidelity Management and Research Company serves as subadviser for the Thrivent Partner All Cap Portfolio.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract owners. The Contract owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract owners will be represented at the meeting and voted by us in proportion to the instructions received.

INVESTMENT OPTIONS

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law. The Variable Account may to the extent permitted by law purchase other securities for other Contracts or permit a conversion between Contracts upon request by the Contract owners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new subaccounts, combine two or more subaccounts, or eliminate one or more subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new subaccounts may be made available to existing Contract owners on a basis to be determined by us.

If any of these substitutions or changes are made, we may by appropriate endorsement change the Contract to reflect the substitution or change. If we deem it to be in the best interest of Contract owners, and subject to any approvals that may be required under applicable law, we may operate the Variable Account as a management company under the 1940 Act, we may cause it to be deregistered under that Act if registration is no longer required, or we may combine it with other separate accounts of ours.

Fixed Account

The fixed account offers the potential for cash value accumulation through the crediting of interest. We credit interest on each premium you allocate or transfer to the fixed account. From the date of the allocation or transfer, we credit interest daily. Unlike the subaccounts of the separate account, the performance of this investment option does not rely on the financial markets. Any premiums allocated to the fixed account will be subject to all Contract fees, charges and expenses.

All premiums allocated to the fixed account become part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the fixed account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the fixed account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

INVESTMENT OPTIONS

Interests in the fixed account have not been registered under the Securities Act of 1933 (“1933 Act”), and the fixed account has not been registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

CHARGES AND DEDUCTIONS

Charges are necessary to pay Death Benefits, to cover the expenses generated by issuing, distributing, and administering the Contract, and to fund our fraternal activities. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the net premium. We use this charge to cover the costs of sales and other expenses. We credit the net premium to the subaccounts and fixed account according to your allocation instructions.

Surrender Charge

If you choose to surrender your Contract or reduce your specified amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. We deduct the surrender charge proportionately from each of your subaccounts and the fixed account. For the first three years of the Contract, surrender charges remain level then grade to zero by the end of the 10th Contract year. Surrender charges are based upon your Issue Age, gender (in most states), risk class and duration of the Contract. New surrender charges begin with each specified amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of specified amount varies by gender (in most states), risk class and Issue Age. This declining charge terminates at the end of the 10th Contract year. Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero. We list your surrender charges in your Contract.

If you increase your Contract’s specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. We list your actual surrender charges for the increased specified amount separately on an amendment to your Contract. We mail the amendment to you after we process the request for increase in specified amount. During the first three years, the surrender charge for the specified amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

CHARGES AND DEDUCTIONS

The following is an example of surrender charges for a 40-year-old male, $150,000 specified amount and a standard nonsmoker risk class:

Contract Year	Surrender charge per Thousand Dollars
1	$12.66
2	12.66
3	12.66
4	11.07
5	9.49
6	7.91
7	6.33
8	4.75
9	3.16
10	1.58
11	0.00

If you decrease the specified amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the specified amount, starting with the most recent, and then from the original specified amount.

Withdrawal Charge

We charge $25 for each partial withdrawal after the first partial withdrawal each Contract year. This charge is added to the amount withdrawn.

Transfer Charge

You may make up to twelve transfers per Contract year from subaccounts without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from dollar cost averaging, loans, the exchange privilege, change in subaccount investment policy, or the initial reallocation of premiums from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee

We reserve the right to charge $25 from cash value for each change you make to your Contract. Such Contract changes include but are not limited to, a change in specified amount, risk class, Death Benefit Options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from cash value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each subaccount or fixed account on a basis proportional to the cash value in the Contract. For the fixed account, we reduce the cash value by the proportion that the cash value in the fixed account bears to the cash value of the entire Contract. For subaccounts, we redeem sufficient accumulation units from each subaccount in the proportion that cash value each subaccount bears to the cash value of the entire Contract. We deduct charges on the same date each month, beginning with the issue date, provided that day of the month is a valuation date. If that day of the month does not fall on a valuation date, we use the nearest preceding valuation date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge;

♦	the monthly issue expense charge; and

♦	any applicable charges for supplemental insurance benefits and riders available under the Contract.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the Death Benefit. The charge depends on a number of variables (including Issue Age, gender unless the Contract is issued in a unisex class as indicated in your Contract, risk class, rating class, duration, and specified amount) that would cause it to vary from Contract to Contract.

CHARGES AND DEDUCTIONS

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial specified amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the net amount at risk for the initial specified amount of your Contract divided by 1,000. Factors that affect the amount at risk, including investment performance, payment of premiums, charges, withdrawals and loans. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract issue date.

We use a standard method of underwriting in determining the cost of insurance. The factors that goes into standard underwriting are:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information may be required.

Based on the above information, standard coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases premiums, or in some cases, the proposed Insured may be declined.

Cost of Insurance Rates

Cost of insurance rates are determined for the initial specified amount and each increase in specified amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the Contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract we offer.

Mortality and Expense Risk Fees

For Contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For Contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for Contracts that have not reached their 15th Contract Anniversary. Currently, the monthly charge for Contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in Contract year 16. (No mortality and risk expense charges are deducted from the fixed account.)

CHARGES AND DEDUCTIONS

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge

We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, cash value calculation, transaction confirmations and periodic reports.

Issue Expense Charge

We deduct a charge to cover costs of issuing a Contract. We deduct this charge for the first 36 months after the issue date and at the time of each specified amount increase. This charge varies by age, risk class, specified amount and, in most states, gender.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the cash value for those benefits. Benefits include guaranteed purchase option, disability waiver, applicant waiver and accidental death.

Portfolio Company Charges

The value of the net assets of each subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the subaccount invests. Fees range from 0.37% to 1.19% of the average annual daily net asset value. For more information on these fees and expenses, refer to the applicable Portfolio company prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE, OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

FEDERAL TAX MATTERS

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know

FEDERAL TAX MATTERS

what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3, or 4, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts That Are Not MECs—In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

FEDERAL TAX MATTERS

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are

FEDERAL TAX MATTERS

subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

FEDERAL TAX MATTERS

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial Associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the Insured dies from accidental bodily injury. You may choose the amount of coverage up to the same amount as the specified amount of your Contract. Any Accidental Death Benefit payable would be in addition to your basic Death Benefit. The premium for this rider is a per-thousand rate multiplied by the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

SUPPLEMENTAL BENEFITS AND RIDERS

Applicant Waiver

This rider enables the applicant on a juvenile Contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age multiplied by the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate multiplied by the size of the guaranteed purchase amount.

DISTRIBUTION

Thrivent Investment Management Inc. (formerly known as AAL Capital Management Corporation), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 (as AAL Capital Management Corporation) and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (“NASD”), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other separate accounts established by Thrivent Financial. Thrivent Investment Management’s fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the Contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the Contracts. In addition, we may retain other firms to serve as principal underwriters of the Contracts. We offer the Contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the Contracts. This will not result in any charge to you in addition to the charges already described in this Prospectus. Thrivent Investment Management pays financial associates a commission of up to 50% of the Death Benefit Guarantee Premium in the first year and up to 23% of the Death Benefit Guarantee Premium in the second year. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the owners of the Variable Account.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

GLOSSARY

Accumulation Unit: A unit of measure used to calculate the cash value in each subaccount of the Variable Account.

Accumulation Unit Value: On any valuation date, the value of the accumulation unit of each subaccount of the Variable Account.

Attained Age: The Insured’s age on the Contract Anniversary on or immediately prior to that day.

Beneficiary: The person(s) named by the Contract owner to receive the Death Benefit under the Contract. A beneficiary need not be a natural person.

Cash Value: The total value of the Contract. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

Certificate: A term previously used to refer to the Contract.

Contract: The flexible premium variable life insurance Contract offered by us (Thrivent Financial) and described in this Prospectus. The Contract consists of the certificate of membership, the Contract itself and the articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the Issue Date.

Contract Year: The 12-month period following the issue date or a Contract Anniversary. The Contract year is always based upon the time elapsed since the Issue Date.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Death Benefit: The amount paid upon the death of the Insured.

Death Benefit Option: Either of the two methods used to determine the Death Benefit.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your cash value is not adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your cash value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular Contract’s Death Benefit Guarantee in effect. Different combinations of age, gender, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee Premiums.

Financial Associate: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Fixed Account: A cash value accumulation option that credits an interest rate. The fixed account is part of our general account, which includes all of our assets other than those in any Variable Account.

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this Prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

Good Order: Any request that is submitted with any and all required forms, information, authorization and funds, and is received at our Service Center.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

GLOSSARY

Issue Age: The age of the Insured as of his or her last birthday on or before the issue date.

Issue Date: The date that establishes the Contract Anniversary and the date as of which we began to apply monthly deductions.

Monthly Deduction Date: The date each month on which we deduct charges from cash value. These monthly charges occur once each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 3% charge is taken for sales expenses.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Portfolio Company: An investment company or mutual fund consisting of several Portfolios that underlies subaccounts of the Variable Account.

Service Center: Our office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Specified Amount: Initially, the amount of life insurance for which we issued the Contract. The specified amount of your Contract may change, as described in your Contract.

Subaccount: A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a corresponding Portfolio of the Portfolio company (the Fund).

Surrender Value: The cash value of the Contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one valuation date to the end of the next valuation date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

we, us, our: Thrivent Financial.

Written Request: A written notice signed by the Contract owner, received in good order by us at our Service Center.

you, your: The owner of the Contract.

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant

Entire Contract

Beneficiaries

Assignment of Ownership

Successor Owners

Rights We Reserve

Basis of Computations

Reports to Contract Owners

Incontestability

Statements in the Application

Misstatement of Age or Gender

Suicide Exclusion

Premiums

Principal Underwriter

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) that is incorporated by reference into this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. The Prospectus and the SAI are available upon request. You can get these documents and more information about the Contract and the Portfolio companies free by the following means:

Written Request:

Thrivent Financial for Lutherans

Insurance Interaction Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s Death Benefits, surrender values, and cash values.

You can also review and get copies of the Prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Thrivent Variable Life Account I

SEC file number: 811-08289